SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 26, 2002

InSight Health Services Holdings Corp.

(Exact name of Registrant as specified in charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	file number)	Identification No.)

4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
(Address of principal executive offices)	(Zip Code)

(949) 476-0733
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION AND REFERENCES

99.1	Certification of Steven T. Plochocki, the Registrant’s chief executive officer.

99.2	Certification of Thomas V. Croal, the Registrant’s chief financial officer.

ITEM 9.  REGULATION FD DISCLOSURE

                On September 26, 2002, the Registrant filed with the Commission its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 accompanied by the certifications of Steven T. Plochocki, the Registrant’s chief executive officer, and Thomas V. Croal, the Registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.  Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 26, 2002

INSIGHT HEALTH SERVICES HOLDINGS CORP.

By:	/s/ Steven T. Plochocki
Steven T. Plochocki
President and Chief Executive Officer

By:	/s/ Thomas V. Croal
Thomas V. Croal
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION AND REFERENCES

99.1	Certification of Steven T. Plochocki

99.2	Certification of Thomas V. Croal